Exhibit 10.1

Subscription Agreement Number:

Issued to:

in connection with the Offering by Mateon Therapeutics, Inc.

of

A Minimum of 20 and a Maximum of 80 Units at

$50,000 per Unit

With each Unit consisting of 250,000

Shares of Common Stock and

Warrants to Purchase 250,000 Shares of Common Stock

Placement Agent

DIVINE CAPITAL MARKETS LLC

39 BROADWAY

36TH FLOOR

NEW YORK, NEW YORK 10006

CONFIDENTIAL USE ONLY - MAY NOT BE REPRODUCED

NOTICES

NONE OF THE UNITS, THE COMMON STOCK OR WARRANTS INCLUDED IN THE UNITS OR THE SECURITIES UNDERLYING THE WARRANTS (COLLECTIVELY, THE “SECURITIES”) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THESE SECURITIES ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THESE LAWS. THE UNITS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) OR ANY STATE SECURITIES REGULATORY AUTHORITY NOR HAS THE COMMISSION OR ANY SUCH AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT AND INVESTMENT LETTER AND/OR ANY OTHER INFORMATION DOCUMENTS PROVIDED BY THE COMPANY IN CONNECTION THEREWITH (COLLECTIVELY, THE “INFORMATION DOCUMENTS”). ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. CONSEQUENTLY, THE UNITS SHOULD BE CONSIDERED FOR PURCHASE ONLY AS A LONG-TERM INVESTMENT.

THE PURCHASERS SHOULD NOT CONSTRUE THE INFORMATION DOCUMENTS OR ANY COMMUNICATIONS IN CONNECTION THEREWITH AS LEGAL, TAX OR FINANCIAL ADVICE AND, ACCORDINGLY, MUST CONSULT THEIR OWN LEGAL, ACCOUNTING AND/OR FINANCIAL ADVISERS WITH RESPECT TO LEGAL, TAX AND RELATED MATTERS CONCERNING THIS INVESTMENT.

ANY INVESTOR SEEKING TAX ADVANTAGES SHOULD NOT PURCHASE UNITS. THIS INVESTMENT IS NOT A TAX SHELTER SINCE IT DOES NOT PROVIDE DEDUCTIONS WHICH WOULD BE AVAILABLE TO REDUCE INCOME FROM OTHER SOURCES. ACCORDINGLY, A DECISION TO PURCHASE THE UNITS SHOULD BE BASED SOLELY ON HER/HIS EVALUATION OF THE ECONOMIC CONSIDERATIONS OF THE TRANSACTION.

THE INFORMATION DOCUMENTS ARE FOR THE SOLE USE OF, AND CONSTITUTE AN OFFER ONLY TO, THE OFFEREE WHOSE NAME APPEARS ABOVE. ANY DISTRIBUTION OF THE INFORMATION DOCUMENTS, WHETHER IN WHOLE OR IN PART, TO ANY PERSON OTHER THAN SUCH OFFEREE AND HER/HIS AUTHORIZED AGENTS, AND ANY REPRODUCTION OF THE INFORMATION DOCUMENTS OR THE

DIVULGENCE OF ANY OF THEIR CONTENTS, IS STRICTLY PROHIBITED. THE OFFEREE NAMED ABOVE, BY ACCEPTING DELIVERY OF THE INFORMATION DOCUMENTS, AGREES TO RETURN THE INFORMATION DOCUMENTS, TO THE COMPANY, IF SUCH OFFEREE DOES NOT UNDERTAKE TO PURCHASE THE SECURITIES OFFERED HEREBY.

NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATION OR TO GIVE ANY INFORMATION WITH RESPECT TO THE COMPANY OR THE SECURITIES OFFERED HEREBY, EXCEPT THE INFORMATION CONTAINED HEREIN (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) OR IN THE EXHIBITS HERETO AND, IF MADE OR GIVEN, SUCH REPRESENTATION OR INFORMATION MUST NOT BE RELIED UPON. IN MAKING THE DECISION WHETHER TO INVEST, PROSPECTIVE INVESTORS SHOULD RELY ONLY ON INFORMATION CONTAINED IN THE INFORMATION DOCUMENTS OR IN THE EXHIBITS HERETO. NEITHER THE DELIVERY OF THE INFORMATION DOCUMENTS AT ANY TIME NOR ANY SALE MADE PURSUANT HERETO IMPLIES THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE SET FORTH ON THE COVER PAGE HEREOF.

THIS INVESTMENT INVOLVES A HIGH DEGREE OF RISK. (SEE THE RISK FACTORS SECTION OF THE COMPANY’S CONFIDENTIAL OFFERING MEMORANDUM DATED AS OF MARCH 2, 2018 TO WHICH A FORM OF THIS SUBSCRIPTION AGREEMENT IS APPENDED AS APPENDIX A). CONSEQUENTLY, ONLY PERSONS WHO CAN AFFORD A TOTAL LOSS OF THEIR INVESTMENT SHOULD CONSIDER THE PURCHASE OF THE UNITS. SUBSCRIBERS WILL BE REQUIRED TO REPRESENT, AMONG OTHER THINGS, THAT THEY: (A) ARE FULLY FAMILIAR WITH, UNDERSTAND AND CAN BEAR SUCH RISKS; (B) UNDERSTAND ALL OF THE TERMS OF THIS OFFERING; AND; (C) MEET CERTAIN MINIMUM INVESTMENT AND FINANCIAL SOPHISTICATION CRITERIA.

THE INFORMATION DOCUMENTS DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY TO ANY PERSON WHO HAS NOT COMPLETED AND RETURNED A SUBSCRIPTION AGREEMENT AND A QUALIFIED PURCHASER QUESTIONNAIRE, OR TO ANY PERSON WHOSE PURCHASER REPRESENTATIVE, IF ANY, HAS NOT COMPLETED AND RETURNED A QUALIFIED PURCHASER REPRESENTATIVE QUESTIONNAIRE, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY AND THE PLACEMENT AGENT.

THE COMPANY IS MAKING THIS OFFERING ONLY TO “ACCREDITED INVESTORS” AS DEFINED UNDER REGULATION D UNDER THE SECURITIES ACT AND MAY, IN ITS SOLE AND ABSOLUTE DISCRETION, REFUSE TO ACCEPT ANY SUBSCRIPTION. THE PRICE OF THE UNITS HAS BEEN ARBITRARILY DETERMINED BY THE COMPANY AND SHOULD NOT BE CONSTRUED AS AN INDICATION OF THE ACTUAL VALUE OF AN EQUITY INTEREST IN THE COMPANY. THE COMPANY RESERVES THE RIGHT TO WITHDRAW OR AMEND THE TERMS OF THIS OFFERING AT ANY TIME IN ITS SOLE AND ABSOLUTE DISCRETION, AND TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART.

THE INFORMATION DOCUMENTS DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY IN ANY JURISDICTION IN WHICH SUCH SALE OR OFFER OR SOLICITATION WOULD BE PROHIBITED BY LAW.

THE COMPANY HEREBY EXTENDS TO EACH PROSPECTIVE INVESTOR THE OPPORTUNITY TO ASK QUESTIONS OF, AND RECEIVE ANSWERS FROM, ITS OFFICERS CONCERNING THE INFORMATION DOCUMENTS AND TO OBTAIN ANY ADDITIONAL INFORMATION SHE/HE MAY CONSIDER NECESSARY IN MAKING AN INFORMED INVESTMENT DECISION TO THE EXTENT THAT THE COMPANY POSSESSES SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE. ACCESS TO SUCH INFORMATION MAY BE OBTAINED BY DIRECTING REQUESTS TO THE PLACEMENT AGENT AT DIVINE CAPITAL MARKETS LLC, 39 BROADWAY, 36TH FLOOR., NEW YORK, NEW YORK 10006, AND ATTENTION: VIRGINIA DURAN.

THE INFORMATION DOCUMENTS CONTAIN SUMMARIES OF THE TERMS OF CERTAIN DOCUMENTS, BUT REFERENCE IS HEREBY MADE TO THE ACTUAL DOCUMENTS WHICH MAY BE OBTAINED FROM THE COMPANY AT THE ADDRESS SET FORTH BELOW FOR COMPLETE INFORMATION CONCERNING THE RIGHTS AND OBLIGATIONS OF THE PARTIES THERETO. ALL SUCH SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY THIS REFERENCE.

NOTICE TO FLORIDA RESIDENTS

THE SECURITIES REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY INVESTORS IN A TRANSACTION EXEMPT UNDER SECTION 517.061 OF THE FLORIDA SECURITIES INVESTOR PROTECTION ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, IF SALES ARE MADE TO FIVE OR MORE FLORIDA RESIDENTS, EACH FLORIDA RESIDENT WHO SUBSCRIBES FOR THE PURCHASE OF INTERESTS HEREIN HAS THE RIGHT, PURSUANT TO SECTION 517.061(11)(A)5 OF SAID ACT, TO WITHDRAW SUCH RESIDENT’S SUBSCRIPTION FOR THE PURCHASE WITHIN THREE BUSINESS DAYS AFTER THE EXECUTION AND DELIVERY OF THIS AGREEMENT OR PAYMENT FOR THE SECURITIES HAS BEEN MADE, WHICHEVER IS LATER, AND RECEIVE A FULL REFUND OF ALL MONIES PAID. WITHDRAWAL AND REFUND WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER ONLY NEED SEND LETTER OR FACSIMILE TO THE PLACEMENT AGENT, DIVINE CAPITAL MARKETS LLC, 39 BROADWAY, 36TH FLOOR., NEW YORK, NEW YORK 10006, INDICATING SUCH RESIDENT’S INTENTION TO WITHDRAW. SUCH LETTER MUST BE RECEIVED, PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IT IS PRUDENT TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED, UNLESS SAME IS PERSONALLY DELIVERED. IF THE REQUEST IS MADE VERBALLY IN PERSON OR BY TELEPHONE TO VIRGINIA DURAN AT THE ABOVE ADDRESS, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

THE COMPANY’S ADDRESS IS 701 GATEWAY BOULEVARD, SUITE 210 SOUTH SAN FRANCISCO, CALIFORNIA 94080, ATTENTION: MATTHEW LOAR. ITS TELEPHONE NUMBER IS 650.635.7000.

MATEON THERAPEUTICS, INC.

Subscription Signature Section EXHIBITS

Exhibit A:	Confidential Offering Memorandum Dated March 2, 2018 Appendices Thereto:

Appendix B 1:	Form of A Warrant
Appendix B 2:	Form of B Warrant
Appendix C:	Registration Rights Agreement
Appendix D:	Form of Purchaser Questionnaire
Appendix E:	Form of Purchaser Representative Questionnaire
Appendix F:	Additional Risk Factors

i

SUBSCRIPTION AGREEMENT

AND INVESTMENT LETTER

Date:                     , 2018

To the Board of Directors

Divine Capital Markets LLC 39

Broadway

36th Floor

New York, New York 10006

Attention: Virginia Duran

Re:	Subscription to Purchase Units

of Mateon Therapeutics, Inc.

Ladies and Gentlemen:

This Subscription Agreement (this “Subscription Agreement”) is being delivered to the purchaser identified on the signature page to this Agreement (the “Undersigned” or “Subscriber”) in connection with its investment in the securities of Mateon Therapeutics, Inc., a Delaware corporation (the “Company”). The Company is conducting a private placement (the “Offering”) of a minimum of 20 and a maximum of 80 Units, each of which consists of 250,000 shares of Common Stock of the Company, $0.01 par value per share (the “Common Stock”), and warrants (the “A Warrants”) to purchase 125,000 shares of Common Stock at an exercise price of $0.40 per share and warrants (the “B Warrants”) to purchase 125,000 shares of Common Stock at an exercise price of $0.40 per share (collectively, the “Warrants”), at $50,000 per Unit (a “Unit”). For purposes of this Agreement, the term “Securities” shall refer to the Units, the Common Stock, the Warrants and the Common Stock to be issued upon the exercise of the Warrants (the “Underlying Shares”).

This will acknowledge that the Subscriber hereby agrees to irrevocably purchase from the Company ___ unit(s) (the “Units”) set forth in the Subscription Signature Section below in accordance with the terms of this Subscription Agreement and Investment Letter (the “Subscription Agreement”) and pursuant to the terms and conditions set forth in the Confidential Offering Memorandum dated March 2, 2018, including Appendixes attached thereto (the “Memorandum”).

1.    Terms of the Offering.

The Offering is being made on a “best efforts, all or none” basis with respect to the first thirty Units, and, thereafter, on a “best efforts only” basis until the remaining 45 Units are sold, the Company terminates the Offering, which it can do in its complete discretion at any time, or the Offering Period, as hereinafter defined, expires, whichever occurs first (the “Termination Date”). Unless at least twenty Units (the “Minimum”) are sold on or before March 15, 2018, or April 15, 2018 if extended by the Company and the Placement Agent (the “Offering Period”) and paid for with collected funds received in escrow as noted in the next succeeding paragraph within two Business Days thereafter, the Offering will terminate and all funds collected from subscribers will be promptly returned to them without interest thereon or deduction therefrom. A “Business Day” means any day except Saturday, Sunday and any day that shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close. Persons affiliated and/or otherwise related to the Company may purchase Units in the Offering and the Units purchased by them will be included in the number of Units needed to satisfy the Minimum. The Placement Agent and persons affiliated with it also may purchase Units in the Offering but the Units purchased by them will not be included in the number of Units needed to satisfy the Minimum.

Because the Minimum of twenty Units must be sold in order to make the Offering effective, all funds received will be held in escrow with JP Morgan Chase Bank (the “Escrow Agent”). No funds will be remitted to the Company until at least thirty Units have been sold and paid for. Thereafter, funds will continue to be held in escrow and released to the Company at each subsequent closing, which shall be at the discretion of the Company and the Placement Agent and which shall occur on the earlier of March 15, 2018, which date may be extended to April 15, 2018, by agreement between the Company and the Placement Agent, or when all 80 Units on an accumulative basis have been sold and paid for (each a “Closing” and, collectively, the “Closings”) against delivery of the appropriate number of subscribed Units. Each Closing of the purchase and sale of the Units following acceptance by the Company of subscriptions, as evidenced by the Company’s execution of the applicable Subscription Agreements, shall take place at the Placement Agent’s offices, or such other place as the Placement Agent and the Company shall determine, on such date as the Placement Agent and the Company shall determine. The date on which a Closing is consummated is the “Closing Date.”

The Offering is being made only to “accredited investors” as defined under Regulation D under the Securities Act. It is being conducted pursuant to the exemption from the registration provisions of the Securities Act set forth in Section 4(a)(2) thereof and applicable Rules and Regulations promulgated thereunder, including Rule 506 (b) of Regulation D. Section 4(a)(2) requires, among other things, that each purchaser acquire the Units, and Common Stock and the Warrants which are a part thereof, and the Common Stock underlying the Warrants (collectively, the “Underlying Securities”) with investment intent and not with a view to distribution. The Units being offered hereby and the Underlying Securities will be “restricted securities” under the Securities Act and may not be resold publicly except in compliance with Rule 144 promulgated thereunder or unless subsequently registered.

Although the Common Stock is traded on the OTCQX Marketplace under the symbol “MATN,” there is no public market for the Units or the Warrants and it is not anticipated that a public trading market for them will ever develop.

As set forth above, the Company has agreed to file a registration statement with the Commission covering the Underlying Securities, but cannot assure that such a filing will be made or, if it is, that it will be declared effective by the Commission. In the event, however, that the registration statement is declared effective, the Company cannot assure that the Underlying Securities will be readily tradable.

ACCORDINGLY, THE UNDERSIGNED UNDERSTANDS AND ACKNOWLEDGES THAT, EVEN AFTER THE TERMINATION OF THE RESALE

RESTRICTION PERIODS ON THE UNITS AND THE UNDERLYING SECURITIES, AND/OR THE UNDERLYING SECURITIES ARE REGISTERED, SHE/HE MAY BE UNABLE TO RESELL THESE SECURITIES FOR A SIGNIFICANT PERIOD OF TIME, IF EVER.

Execution of this Subscription Agreement shall constitute an offer by the Undersigned to purchase the number of Units set forth in the Subscription Signature Section below on the terms specified herein. If the Undersigned’s offer is accepted, the Company will execute a copy of the Signature Section and return it to the Undersigned.

2.    The Placement Agent.

The Placement Agent, a member firm of the Financial Industry Regulatory Authority (“FINRA”), is acting as the exclusive placement agent for the Company in placing this Offering. If all of the Units are sold, the Company will receive gross proceeds of $4,000,000 less the expenses of this Offering. Management estimates that these expenses, including the fee and expense allowance payable to the Placement Agent described below, will be approximately $3,380,000

The Placement Agent will receive a fee equal to 10%, legal and other expenses of up to $25,000 and a non-accountable expense allowance equal to 3% of the aggregate gross purchase price of the Units sold. The Company will also grant to the Placement Agent, for nominal consideration, a warrant, exercisable over a five year period commencing on the final Closing Date of the Offering, to purchase such number of Units as shall equal 10% of the number of Units sold in the Offering at an exercise price equal to 100% of the Unit offering price, which is equivalent to $0.20 per share.

The undersigned understands that, except as may be required by applicable regulations of FINRA, the Placement Agent has not independently verified the information provided to her/him with respect to the Company. Accordingly, there is no representation by the Placement Agent as to the completeness or accuracy of such information.

3.    Suitability Requirements; Transferability.

An investment in the Company involves a high degree of risk and is suitable only for those qualified persons who have substantial financial resources and who, alone or together with their purchaser representatives (see the definition below), have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of purchasing the Units. Satisfaction of these suitability standards by a person does not represent a determination by the Company that the Units are a suitable investment for such person. Each person must consult such person’s own professional advisors in order to determine the suitability of the investment. The Company may make or cause to be made such further inquiry and obtain such additional information as it deems appropriate with regard to the suitability of prospective investors.

Because this Offering is being made only to accredited investors, the Undersigned must complete, sign and return a Purchaser Questionnaire to the Company in order to assist it in determining whether the Undersigned is an accredited or sophisticated investor and satisfies the minimum suitability requirements. The form of Purchaser Questionnaire is attached hereto as Appendix D.

The term “purchaser representative” means any person who satisfies all of the following conditions or who the Company reasonably believes satisfies all of the following conditions:

(a)    she/he is not an affiliate, director, officer or other employee of the Company or beneficial owner of 10% or more of any class of the Company’s equity securities, except where the purchaser is:

(i)    A relative of the purchaser representative by blood, marriage or adoption and not more remote than a first cousin;

(ii)    A trust or estate in which the purchaser representative and any persons related to her/him as specified in Paragraph (h)(1)(i) or (h)(1)(iii) of Rule 501 under Regulation D, collectively have more than 50 percent of the beneficial interest (excluding contingent interest) or of which the purchaser representative serves as trustee, executor, or in any similar capacity; or

(iii)    A corporation or other organization of which the purchaser representative and any persons related to her/him as specified in Paragraph (h)(1)(i) or (h)(1)(ii) of Rule 501, collectively are the beneficial owners of more than 50 percent of the equity securities (excluding directors’ qualifying shares) or equity interests;

(b)    she/he has such knowledge and experience in financial and business matters that she/he is capable of evaluating, alone, or together with other purchaser representatives of the purchaser or together with the purchaser, the merits and risks of the prospective investment;

(c)    she/he is acknowledged by the purchaser in writing, during the course of the transaction, to be her/his purchaser representative in connection with evaluating the merits and risks of the prospective investment; and

(d)    she/he discloses to the purchaser in writing prior to the acknowledgment specified in Paragraph (h)(3) of Rule 501, any material relationship between herself/himself or her/his affiliates and the Company or its affiliates that then exists, that is mutually understood to be contemplated or that has existed at any time during the previous two years and any compensation received or to be received as a result of such relationship.

If the Undersigned is using a purchaser representative, the purchaser representative must complete, execute and return a Purchaser Representative’s Questionnaire to the Company. A form of Purchaser Representative’s Questionnaire is attached hereto as Appendix D.

4.    Subscription Procedure and Effect.

The subscription price shall be payable upon execution of this Subscription Agreement in accordance with the terms set forth herein. In order to subscribe for the Units, a qualified prospective investor must deliver the following to the Placement Agent, at 39 Broadway, 36th Floor, New York, New York 10006, Attention Virginia Duran.

•	an executed copy of the Subscription Signature Section of this Subscription Agreement, with all blanks properly completed, indicating all of the Units subscribed for;

•	an executed copy of the Registration Rights Agreement;

•	an executed copy of a Purchaser Questionnaire, with all questions properly completed;

•	if applicable, an executed copy of a Purchaser Representative Questionnaire, with all questions properly completed;

a certified check, bank draft or money order, in the amount of the purchase price for the Units to be purchased, payable to JP Morgan Chase Bank for “Mateon Therapeutics, Inc.” Wired funds are also acceptable. The Company would prefer that the funds be wired. The wiring instructions are: JP Morgan Chase Bank; ACCOUNT NAME: DCM for exclusive benefit of investors of Mateon Therapeutics; ACCOUNT NUMBER: 365 227 2809; ROUTING NUMBER: 021 000 021.

On delivery of the executed Subscription Signature Section of this Subscription Agreement, the Subscriber will become bound by its terms. Unless otherwise required by applicable state securities laws, the Subscriber may not withdraw or revoke her/his executed Subscription Agreement in whole or in part without the consent of the Company.

The Company may accept this Subscription Agreement at any time on or before the Termination Date. This Subscription Agreement is not binding on the Company until it is accepted as evidenced by the signature of an officer of the Company. The Company, in its sole discretion, has the right to accept or reject this Subscription Agreement in whole or in part and accept Subscription Agreements other than in the order received. In the event of rejection of this Subscription Agreement, or in the event that, for any reason, none of the Units are sold (in which case this Subscription Agreement will be deemed to be rejected), the Company will thereafter promptly return or cause to be returned to the Subscriber by mail, a check in the amount paid by the Subscriber in this Offering, without interest thereon or deduction therefrom for expenses or otherwise, and this Subscription Agreement shall thereafter have no further force or effect except for the provisions of Section 7.

5.    The Company’s Representations, Warranties and Covenants. The Company represents, warrants and covenants to the Undersigned and the Placement Agent that:

(a)    Subsidiaries. The Company has no direct or indirect subsidiaries other than those set forth in the SEC Documents, as defined below in Subsection 5(e), (individually a “Subsidiary” and, collectively, the “Subsidiaries”). Except as disclosed in the SEC Documents, the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all liens, charges, encumbrances, security interests, rights of first refusal or other restrictions of any kind (each a “Lien” and, collectively, “Liens”), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

(b)    Organization and Qualification. Each of the Company and each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in (i) an adverse effect on the legality, validity or enforceability of any agreement or other document executed by the Company relating to the Offering (each a “Transaction Document” and, collectively, the “Transaction Documents”), (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) an adverse impairment to the Company’s ability to perform on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(c)    Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company and no further corporate action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d)    No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(e)    Representations and Warranties relating to the SEC Documents. The Company has filed all reports, schedules, forms, statements and other documents (collectively, the “SEC Documents”) required to be filed by it with the Commission pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”), in a timely manner within the past three years. The SEC Documents have complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, to the best of the Company’s knowledge during those respective dates, the Company’s financial statements included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with accounting principles generally accepted in the United States as in effect from time to time, consistently applied (“GAAP”), during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto, or (b) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the Company’s financial condition as of the respective dates thereof and the results of the Company’s operations and cash flows for the respective periods then ended (subject, in the case of unaudited statements, to normal year- end audit adjustments). The Company has not received notification from the Commission, and/or any federal or state securities bureaus that any investigation (informal or formal), inquiry or claim is pending, threatened or in process against the Company and/or relating to any of its securities.

(f)    Material Changes. Since the date of the latest audited financial statements included within the SEC Documents, except as specifically disclosed in the SEC Documents, (i) there has been no event, occurrence or development that has had or is reasonably likely to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock option or stock purchase plans or disclosed in SEC Documents. Except as specified in the SEC Documents, the Company does not have pending before the Commission any request for confidential treatment of information.

(g)    Litigation. Except as disclosed in the SEC Documents, (i) there is no action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility (individually an “Action” and, collectively, “Actions”), which (A) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Units or Underlying Securities or (B) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, (ii) neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, and (iii) there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(h)    Employment Matters. The Company and the Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours except where failure to be in compliance would not have a Material Adverse Effect. Neither the Company nor any Subsidiary is bound by or subject to (and none of the Company’s or any of its Subsidiaries’ assets or properties are bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the Company’s knowledge, has sought to represent any of the employees, representatives or agents of the Company or the Subsidiaries. There is no strike or other material labor dispute involving the Company or the Subsidiaries pending, or to the Company’s knowledge, threatened, that could have a Material Adverse Effect nor is the Company aware of any labor organization activity involving its or its Subsidiaries’ employees. The Company is not aware that any officer or key employee intends to terminate her or his employment with the Company, nor does the Company have a current intention to terminate the employment of any officer or key employee.

(i)    Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment, labor matters and gaming matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with the applicable requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder promulgated by the Commission, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

(j)    Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Documents, except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (each a “Material Permit”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(k)    Title to Assets. The Company and the Subsidiaries have good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and, to the Company’s knowledge, enforceable leases of which the Company and the Subsidiaries are in compliance, except as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(l)    Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Documents and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind (a “Person”). To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

(m)    Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. The Company does not believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a material increase in cost.

(n)    Transactions With Affiliates and Employees. Other than set forth in the SEC Documents, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is currently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

(o)    Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(p)    Certain Fees. Except for transactions with the Placement Agent, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions related to the Offering.

(q)    Investment Company. The Company is not, and is not an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940.

(r)    Taxes. The Company and the Subsidiaries have timely made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which the Company or such Subsidiaries are subject (unless and only to the extent that the Company or such Subsidiaries have set aside on their books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and have timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. To the Company’s knowledge, there are no unpaid taxes of the Company and the Subsidiaries in any material amount claimed to be due by the taxing authority of any jurisdiction. Neither the Company nor the Subsidiaries have executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Company’s or any of its Subsidiaries’ tax returns is currently being audited by any taxing authority.

(s)    Disclosure. The Company confirms that neither it, nor to its knowledge, any other Person acting on its behalf has provided any prospective purchasers of the Securities or their agents or counsel with any information that the Company believes constitutes material, non-public information. The Company understands and confirms that the prospective purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the prospective purchasers regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company’s representations and warranties set forth in this Subscription Agreement) are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(t)    Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other Person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any Person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(u)    The Company will seek shareholder approval for an increase in the number of shares of its authorized common stock, at its annual shareholder meeting to be held in 2018, to allow for the full exercise of all Warrants to be issued as part of the Units.

6.    Validity of Securities. The Company represents and warrants to the Undersigned that the Units and the shares of Common Stock being sold as part of the Units have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable and free and clear of all liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of stockholders. The Warrants have been duly authorized, and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of stockholders. The shares of Common Stock issuable upon exercise of the A Warrants have been duly authorized and the shares of Common Stock issuable upon exercise of the B Warrants will be duly authorized, and when issued and paid for in accordance with the terms of the Transaction Documents and the Warrants, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of stockholders. Assuming the accuracy of the representations and warranties of the Purchasers in this Agreement, the Securities will be issued in compliance with all applicable federal and state securities laws.

7.    Indemnity. The Subscriber agrees to indemnify and hold harmless the Company, the Placement Agent, and their respective officers, directors, employees, attorneys and agents, and any other Persons authorized by the Company to participate in the offer and/or sale of the Units against any and all loss, liability, claim, damage and expenses (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against litigation commenced or threatened or any claim whatsoever) arising out of or based upon any breach of or failure by the Subscriber to comply with any representation, warranty, covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

8.    Support for Common Stock Increase. The Purchaser agrees to vote any shares of Common Stock held by the Purchaser as of the date of the Company’s next stockholder meeting in favor of the increase in the authorized number of shares of Common Stock as contemplated in the B Warrants.

9.    Representation and Covenant Relating to Short Sales. The Purchaser represents that she/he has never held a short position in the Company’s Common Stock and covenants that she/he will never short the Common Stock as long as she/he owns the Common Stock or securities convertible into shares of the Company’s Common Stock.

10.    Modification. Neither this Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

11.    Notices. All notices, consents, requests, demands, offers, reports and other communications required or permitted to be given pursuant to this Subscription Agreement shall be in writing and shall be considered properly given or made when personally delivered to the party entitled thereto, or when sent by a nationally recognized overnight delivery service, confirmed electronic or facsimile transmission, or by United States mail in a sealed envelope, with postage prepaid, addressed, if to the Company, to the address given above, and if to the Subscriber, to the address set forth opposite the Subscriber’s signature on the counterpart of this Subscription Agreement that the Subscriber originally executes and delivers to the Company. The Company may change its address by giving notice thereof to all Unit purchasers.

12.    Counterparts. This Subscription Agreement may be executed in multiple counterpart copies, each of which shall be considered an original and all of which shall constitute one and the same instrument binding on all the parties, notwithstanding that all parties are not signatures to the same counterpart.

13.    Successors and Assigns. This Subscription Agreement and all of the terms and provisions hereof shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, trustees, legal representatives and assigns. If the Subscriber is more than one person, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and her/his heirs, executors, administrators, successors, trustees, legal representatives and assigns.

14.    Transferability. The Undersigned may not transfer or assign this Subscription Agreement or any interest of the Undersigned’s herein and any attempt to effect such a transfer shall be void. The assignment and transferability of the Units and Underlying Securities acquired by the Undersigned pursuant hereto shall be made only in accordance with the provisions of this Subscription Agreement, the Securities Act and the Rules and Regulations promulgated thereunder and applicable state securities laws.

15.    Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

16.    Gender. The use herein of the masculine pronouns or similar terms shall be deemed to include the feminine and neuter genders as well and vice versa and the use of the singular pronouns shall be deemed to include the plural as well and vice versa.

17.    Severability. If one or more of the provisions or portions of this Subscription Agreement shall be deemed by any court or quasi-judicial authority to be invalid, illegal or unenforceable in any respect, the invalidity, illegality or unenforceability of the remaining provisions, or portions of provisions contained herein shall not in any way be affected or impaired thereby.

SUBSCRIPTION SIGNATURE SECTION

MATEON THERAPEUTICS, INC.

MARCH 2, 2018

SUBSCRIPTION AGREEMENT AND INVESTMENT LETTER

The undersigned (the “Undersigned” or “Subscriber”) hereby purchases ____ Units from Mateon Therapeutics, Inc. (the “Company”) pursuant to the terms of the Subscription Agreement dated March 2, 2018 (the “Subscription Agreement”) of which this Subscription Signature Section is a part. All terms in this Subscription Signature Section have the meanings defined elsewhere in this Subscription Agreement.

Subscriber Representations.

The Subscriber hereby acknowledges, represents and warrants to, and agrees with the Company as follows:

(a)    The Subscriber is acquiring the Units and Underlying Securities for the Subscriber’s own account as principal for investment and not with a view to resale, distribution or fractionalization in whole or in part, and has no current agreement, understanding or arrangement to subdivide, sell, assign or otherwise dispose of all or any part of the Units and/or Underlying Securities and understands that there is no public market for the Units or Warrants, and none is expected to develop in the foreseeable future, if ever. She/he does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to the Units and/or Underlying Securities for which she/he is subscribing.

(b)    The Units and Underlying Securities that the Subscriber is purchasing and the Underlying Securities into which the Warrants may be exercised have not been registered under the Securities Act or qualified under applicable state securities laws and the registration provisions of the Securities Act as well as the qualification provisions of such state laws thereof restrict their transferability. Based upon the representations and agreements being made by her/him herein, the Subscriber acknowledges that the offering and sale of the Units are intended to be exempt from registration under the Securities Act by virtue of Section 4(a)(2) thereof and applicable Rules and Regulations adopted thereunder, and that:

1.    the Undersigned’s Units and Underlying Securities cannot be sold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act or qualified under applicable state securities laws or, in the reasonable opinion of the Company’s counsel, an exemption from such registration and/or qualification is available;

2.    Sales or transfers of the Undersigned’s Units and Underlying Securities are further restricted by the provisions of state securities laws;

3.    the Company is under no obligation to assist the Undersigned in complying with any exemption from registration under the Securities Act or qualification under any state securities law, or, except as may be provided in the Registration Rights Agreement, to register the Units or Underlying Securities on the Undersigned’s behalf;

4.    the certificates or other documentation representing the Undersigned’s Underlying Securities will bear, in substance, the following legend:

These securities have not been registered under the Securities Act of 1933. They may not be sold or transferred in the absence of an effective Registration Statement under that Act without an opinion of counsel satisfactory to the Company that such Registration is not required.;

5.    the Company will place stop-transfer instructions on its books and with the transfer agent of its securities with respect to the Units and Underlying Securities registered in the name of the Undersigned or beneficially owned by her/him.

The Undersigned further acknowledges that the basis for these exemptions may not be available if, notwithstanding such representations, she/he only intends to hold these securities for a fixed or determinable period in the future, or until the market price rises or falls and she/he hereby represents and warrants that she/he does not have any such intention.

(c)    The Subscriber: (A) by herself/himself or together with her/his Purchaser Representative, if any, has such knowledge and experience in financial, business and tax matters that she/he is capable of evaluating the merits of the prospective purchase of the Units and making an investment decision with respect to the Company; (B) has had substantial experience in previous private and public purchases of speculative securities and is not relying on the Company, the Placement Agent, or any of their respective affiliates or attorneys with respect to economic, tax or other considerations involved in this investment; and (C) is able to bear the economic risk of this investment (i.e., she/he can afford a complete loss of her/his investment). In this regard, her/his overall commitment to investments, which are not readily marketable, is not disproportionate to her/his net worth, and her/his purchase of the Units will not cause such overall commitment to become excessive.

(d)    The Subscriber understands and acknowledges that an investment in the Company is speculative and subject to many risks. In this regard, the Company cannot assure her/him that all of the Units will be sold. Accordingly, the Company’s operations and financial condition will be adversely affected to the extent that less than all of the Units are sold, especially because it currently has no commitment for any financing.

(e)                          (insert name of Purchaser Representative: if none, leave blank) has acted as the Undersigned’s Purchaser Representative for purposes of the private placement exemption under the Securities Act. If the Undersigned has appointed a Purchaser Representative (which term is used herein with the same meaning as given in Rule 501(h) of Regulation D), she/he has been advised by her/his Purchaser Representative as to the merits and risks of an investment in the Company in general and the suitability of the Units as an investment for the Undersigned in particular, and is aware that the Purchaser Representative may be receiving compensation from the Company in connection with the services being performed by such Purchaser Representative for the Undersigned relating to her/his purchase of the Units.

(f)    The Subscriber has reviewed carefully the definition of “accredited investor” as set forth below, and the particular subparagraph or subparagraphs by which the Undersigned qualifies as such is (are) checked by her/him below.

(g)    The Subscriber has carefully reviewed the Confidential Offering Memorandum dated March 2, 2018 including the Risk Factors section set forth therein and in the SEC Documents

THE UNDERSIGNED UNDERSTANDS THAT, BECAUSE OF THE SIGNIFICANT RISK FACTORS SET FORTH IN THE CONFIDENTIAL OFFERING MEMORANDUM AND IN THE SEC DOCUMENTS, INCLUDING BUT NOT LIMITED TO THE RISK FACTORS SET FORTH IN THE DESCRIPTION OF RISK FACTORS DISCLOSED IN THE CONFIDENTIAL OFFERING MEMORANDUM AND THE SEC DOCUMENTS, IF THE OFFERING IS CONSUMMATED, SHE/HE COULD LOSE HER/HIS ENTIRE INVESTMENT.

(balance of this page left blank intentionally)

Definition of Accredited Investor

The Undersigned represents that she/he is an “accredited investor” as that term is defined in Rule 501 (a) of Regulation D promulgated under the Securities Act as follows (CHECK APPLICABLE BOXES):

☐    (A)    Certain banks, savings and loan institutions, broker-dealers, investment companies and other entities including an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 with total assets in excess of $5,000,000; any private business development company as defined in Section 202 (a) (22) of the Investment Advisers Act of 1940; any organization described in Section 501 (c) (3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000; or any trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506 (b) (2) (ii) of Regulation D;

☐    (B)    Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of her/his purchase exceeds $1,000,000 excluding the value of that person’s personal residence;

☐    (C)    Any natural person who had an individual income in excess of $200,000 or, with that person’s spouse a joint income in excess of $300,000 in each of the two most recent years and who reasonably expects an income in excess of $200,000, or $300,000 with that person’s spouse, in the current year;

☐    (D)    Any Individual Retirement Account and the individual who established the IRA is an accredited investor on the basis of (B) or (C) above;

☐    (E)    Any director, executive officer or general partner of the issuer of the securities being offered or sold, or any director, executive officer or general partner of a general partner of that issuer; or

☐    (F)    Any entity in which all of the equity owners are accredited investors under any of the paragraphs above.

In connection with the foregoing representations the Undersigned has appended hereto as Appendix E, a Purchaser Questionnaire that she/he has completed and executed. She/he represents and warrants that the information set forth therein as well as all other information which she/he is furnishing to the Company with respect to her/his financial condition and business and investment experience is accurate and complete as of the date hereof and she/he covenants that, in the event a material change should occur in such information, she/he will immediately provide the Company with such revised or corrected information.

(h)    The Subscriber has adequate means of providing for her/his current needs and possible personal contingencies, has no need for liquidity of this investment and has no reason to anticipate any change in personal circumstances, financial or otherwise, which might cause or require any sale or distribution of the Units and/or Underlying Securities.

(i)    The Subscriber is familiar with the nature of the risks attending investments in securities and has determined that the purchase of the Units is consistent with her/his investment objectives and income prospects.

(j)    The Subscriber’s purchase of the Units has not been solicited by means of general solicitation or general advertisement, and the Subscriber has not been furnished with any oral representation or oral information in connection with the Offering which is not set forth in the Confidential Offering Memorandum or herein or in the Exhibits thereto or hereto or in the SEC Documents.

(k)    The Subscriber has received, reviewed and understands the Confidential Offering Memorandum and this Subscription Agreement, including all of the Exhibits attached thereto and hereto, has reviewed the SEC Documents, and has been granted a reasonable time prior to the date hereof during which she/he has had the opportunity to obtain such additional information as she/he deemed necessary to permit her/him to make an informed decision with respect to the purchase of her/his Units. She/he also represents and warrants that she/he (A) has reviewed such other documents and obtained such other information from the Company as she/he deems necessary in order for her/him to make an informed investment decision; (B) has had access to all relevant documents, instruments, books, and other records of or pertaining to the Company and has had the opportunity to ask questions of and receive answers from management and other representatives of the Company and requires no additional information or documentation; and (C) is fully aware of the current business prospects, financial condition, and operating history as set forth herein and in the Exhibits to the Confidential Offering Memorandum and hereto and in the SEC Documents relating to the Company.

(l)    Other than information given to the Subscriber as described in Paragraph (k) above, no representations or warranties have been made to the Undersigned by the Company, the Placement Agent or any other Person in connection with this Offering, or any officer, employee, agent or affiliate of the Company or the Placement Agent, other than the representations made by the Company set forth I the Confidential Offering Memorandum or herein and she/he is not relying upon any representations other than those described in Paragraph (k) above.

(m)    The Subscriber is not relying on the Company, the Placement Agent or this Subscription Agreement with respect to individual tax and other economic considerations involved in this investment and acknowledges that her/his investment in the Company is not a tax shelter.

(n)    If for any reason this Offering does not close or the Company does not accept the Undersigned’s subscription, the Undersigned shall have no claims against the Company, the Placement Agent, or their respective officers, directors, employees, attorneys or affiliates, and shall have no interest in the Units, the Underlying Securities or the Company.

(o)    If the Subscriber is a corporation, limited liability company, partnership, trust or other entity: (A) it is authorized and qualified to become a stockholder in, and authorized to make its investment in, the Company as provided herein; (B) it was not formed for the purpose of purchasing the Units; (C) the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so and by her/his execution of the Subscription Agreement, the Subscription Agreement constitutes a valid and legally binding obligation by the Subscriber; and (D) the Undersigned is duly organized and validly existing under the laws of its state of organization.

(p)    If the Subscriber is an individual, she/he is over 21 years of age; or, if the Subscriber is a partnership, trust or other entity, each equity owner of such entity is over 21 years of age.

(q)    The Undersigned has full power and authority to enter into this Subscription Agreement and, upon execution by the Undersigned, the Subscription Agreement will constitute the Undersigned’s valid and legally binding obligation.

(r)    This Subscription Agreement, together with the Exhibits hereto, constitutes the entire agreement of the parties hereto, and supersedes all prior understandings with respect to the subject matter hereof.

(s)    The address set forth below is the Undersigned’s (if an individual) true and correct residence, and the Undersigned has no current intention of becoming a resident of any other state or jurisdiction prior to the date on which payment in full for her/his Units will be made. If the Undersigned is a partnership, corporation or other entity, such address is such entity’s principal place of business.

(t)    All information which the Subscriber has heretofore furnished to the Company in this Subscription Agreement or any Exhibits thereto, is correct and complete as of the date of this Subscription Agreement and if there should be any material change in such information prior to her/his purchase of the Units she/he will immediately furnish such revised or corrected information to the Company.

(u)    The foregoing representations, warranties and agreements shall survive the date of this Subscription Agreement and the final Closing of the Offering.

THE UNDERSIGNED ACKNOWLEDGES THAT THIS SUBSCRIPTION AGREEMENT CONSISTS OF 25 PAGES AND ALSO INCLUDES APPENDICES A THROUGH F WHICH ARE PART OF THE MEMORANDUM ATTACHED AS EXHIBIT A.

(Subscription Page to follow)

Subscription Page

A.	SUBSCRIPTION:

Number of Units purchased	Aggregate Purchase Price

B.	MANNER IN WHICH TITLE IS TO BE HELD (Please check One):

1.	☐	Individual
2.	☐	Joint Tenants with Right of Survivorship
3.	☐	Community Property
4.	☐	Tenants in Common
5.	☐	Corporation/Partnership/ Limited Liability Company
6.	☐	IRA
7.	☐	Trust/Estate/Pension or Profit Sharing Plan, and date opened:
8.	☐	As a Custodian for UGMA (State)
9.	☐	Married with Separate Property
10.	☐	Keogh
11.	☐	Tenants by Entirety
12.	☐	Other:

C.	TITLE:

PLEASE GIVE THE EXACT AND COMPLETE NAME IN WHICH TITLE TO THE UNITS ARE TO BE HELD:

(signature page to follow)

Signature Page

IN WITNESS WHEREOF, the Purchaser has executed this Subscription Agreement on the          day of                     , 2018.

Name (of Entity if applicable):

Signature:	Signature:

Name:	Name:

Title (if applicable):

Address:
	Street or	City	State Zip

Address for Notices:
	Street or P.O. Box No.	City	State Zip

Facsimile Number:	Email Address:

Social Security or Federal Tax ID Number:

ACCEPTED ON BEHALF OF THE COMPANY:

MATEON THERAPEUTICS, INC.

BY:		Dated:
Name: Dr. William Schwieterman
Title: President and CEO